                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 27, 2001, (2001-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16 to July 15, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of July, 2001.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is vice president and treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 27, 2001, (2001-2), between the Company and U.S.Bank National Association, as Trustee of Conseco Trust 2001-2 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 16, 2001 to August 15, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 29th day of August, 2001.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                CONSECO FINANCE CORP.
                                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                MONTHLY REPORT                         August-01
                                       CUSIP NO.#20846Q-HC-5,HD-3,HE-1,HF-8,HG-6
                                                        TRUST ACCOUNT #3339220-0
                                                          REMITTANCE DATE 9/4/01

                                                                                          Total $         Per $1,000
                                                                                          Amount           Original
                                                                                     --------------      -----------
CLASS A CERTIFICATES
--------------------
     (1) a. Amount available (including Monthly Servicing Fee)                         8,609,812.43
                                                                                     --------------
         b. Insuance Premium (.20%)                                                       65,884.03
                                                                                     --------------
         c. Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
            Deficiency Amount (if any) withdrawn for prior Remittance Date                     0.00
                                                                                     --------------
         d. Amount Available after giving effect to withdrawal of Class M-1
            Interest Deficiency Amount and Class B-1 Interest Deficiency Amount
            for prior Remittance Date                                                  8,543,928.40
                                                                                     --------------
         e. Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                  0.00
                                                                                     --------------
A.   Interest
     (2) Aggregate Class A interest
         a. Class A  Remittance Rate                                                       6.60000%
                                                                                     --------------
         b. Class A Interest                                                           2,174,173.07        5.40167222
                                                                                     --------------      ------------
         c. Class A-IO Remittance Rate                                                     2.50000%
                                                                                     --------------
         d. Class A-IO Interest                                                          208,333.33        2.08333330
                                                                                     --------------      ------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                  0.00
                                                                                     --------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                                  0.00
                                                                                     --------------

B.   Principal
     (5) Formula Principal Distribution Amount                                         3,930,095.03
                                                                                     --------------
         a. Scheduled Principal                                                          289,580.68
                                                                                     --------------
         b. Principal Prepayments                                                      3,562,839.15
                                                                                     --------------
         c. Liquidated Contracts                                                               0.00
                                                                                     --------------
         d. Repurchases                                                                        0.00
                                                                                     --------------
         e. Current Month Advanced Principal                                             757,402.33
                                                                                     --------------
         f. Prior Month Advanced Principal                                              (679,727.13)
                                                                                     --------------
         g. Additional Principal Distribution ($9,000,000.00 cap)                              0.00
                                                                                     --------------

     (6) a.  Pool Scheduled Principal Balance                                        489,631,501.97
                                                                                     --------------
         b.  Adjusted Pool Principal Balance                                         488,874,099.64      977.75604014
                                                                                     --------------      ------------
         c.  Pool Factor                                                                 0.97775604
                                                                                     --------------
         d.  Net Certificate Principal Balance                                       488,874,099.64
                                                                                     --------------
         e.  Overcollateralization Amount (not to exceed $9,000,000.00)                        0.00
                                                                                     --------------
         f.  Prefunded Amount                                                                  0.00
                                                                                     --------------

                                CONSECO FINANCE CORP.
                                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                MONTHLY REPORT                         August-01
                                       CUSIP NO.#20846Q-HC-5,HD-3,HE-1,HF-8,HG-6
                                                        TRUST ACCOUNT #3339220-0
                                                          REMITTANCE DATE 9/4/01
                                PAGE 2

                                                                                          Total $         Per $1,000
                                                                                          Amount           Original
                                                                                     --------------      -----------
    (7) Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                               0.00
                                                                                     --------------

    (8) Class A Percentage for such Remittance Date                                         100.00%
                                                                                     --------------

    (9) Class A Percentage for the following Remittance Date                                100.00%
                                                                                     --------------

   (10) Class A  Principal Distribution:
        a. Class A                                                                     3,930,095.03        9.76421125
                                                                                     --------------      ------------

   (11) a. Class A Principal Balance                                                 391,374,099.64      972.35801153
                                                                                     --------------      ------------
        b. Class A Pool Factor                                                           0.97235801
                                                                                     --------------
        c. Class A-IO Notional Principal Balance                                     100,000,000.00      1000.0000000
                                                                                     --------------      ------------
        d. Class A-IO Pool Factor                                                        1.00000000
                                                                                     --------------
   (12) Unpaid Class A Principal Shortfall
        (if any)following current Remittance Date                                              0.00
                                                                                     --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

         (13) 31-59 days                                                               4,886,597.50               135
                                                                                     --------------      ------------
         (14) 60 days or more                                                          2,061,434.29                60
                                                                                     --------------      ------------
         (15) Current Month Repossessions                                                 27,181.79                 1
                                                                                     --------------      ------------
         (16) Repossession Inventory                                                     103,517.84                 2
                                                                                     --------------      ------------
         (17) Weighted Average Contract Rate                                              12.74935%
                                                                                     --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                CONSECO FINANCE CORP.
                                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                MONTHLY REPORT                         August-01
                                       CUSIP NO.#20846Q-HC-5,HD-3,HE-1,HF-8,HG-6
                                                        TRUST ACCOUNT #3339220-0
                                                          REMITTANCE DATE 9/4/01
                                Page 3

D.   Class M-1, M-2, Distribution Test and Class B Distribution test
     (applicable on and after the Remittance Date occurring in August 2005.)

(1)  Average Sixty - Day Delinquency Ratio Test
         a.  Sixty - Day Delinquency Ratio for current Remittance Date                                           0.44%
                                                                                                         -------------
         b.  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 6.25%)                                                                               0.23%
                                                                                                         -------------
(2)  Cumulative Realized Losses Test
         a.  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
             7.0% from August 1, 2005 to July 31, 2006; 8.75% from August 1,
             2006 to July 31, 2007; 11.75% from August 1, 2007 to July 31,
             2008 and 13.25% thereafter)                                                                         0.00%
                                                                                                         -------------
(3)  Current Realized Losses Test
         a.  Current Realized Losses for current Remittance Date                                                  0.00
                                                                                                         -------------
         b.  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date; may not exceed 3.50%)                                   0.00%
                                                                                                         -------------
(4)  Class M-1 & M-2 Principal Balance Tests

         a.  The sum of Class M Principal Balance and Class B Principal
             Balance plus O/C (before distributions on current Remittance Date)
             divided by Pool Scheduled Principal Balance as of preceding
             Remittance Date (must equal or exceed 32.25%)                                                      19.78%
                                                                                                         -------------
         b.  The sum of Class M-2 Principal Balance and Class B Principal
             Balance plus O/C (before distributions on current Remittance Date)
             divided by Pool Scheduled Principal Balance as of preceding
             Remittance Date (must equal or exceed 22.875%)                                                     13.44%
                                                                                                         -------------
(5)  Class B Principal Balance Test
         a.  Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date greater than
             $10,000,000.00                                                                              40,500,000.00
                                                                                                         -------------
         b.  Class B Principal Balance plus O/C (before any distributions on current Remittance Date) divided by pool Scheduled Principal
             Balance as of preceding Remittance Date is equal to or greater
             than 15.15%.                                                                                        8.22%
                                                                                                         -------------

                                CONSECO FINANCE CORP.
                                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                MONTHLY REPORT                         August-01
                                       CUSIP NO.#20846Q-HC-5,HD-3,HE-1,HF-8,HG-6
                                                        TRUST ACCOUNT #3339220-0
                                                          REMITTANCE DATE 9/4/01
                                Page 4

                                                                                          Total $         Per $1,000
                                                                                          Amount           Original
                                                                                     --------------      -----------
CLASS M-1 CERTIFICATES
----------------------
A.   Interest
     (1)   Aggregate interest

           a. Class M-1 Remittance Rate 7.69%, unless the
              Weighted Average Contract Rate is below 7.69%)                              7.69000%
                                                                                     -------------
           b. Class M-1 Interest                                                        200,260.42          6.40833344
                                                                                     -------------       -------------
           c. Interest on Class M-1 Adjusted Principal Balance                          200,260.42
                                                                                     -------------
     (2)   Amount applied to Class M-1 Interest Deficiency Amount                             0.00
                                                                                     -------------
     (3)   Remaining unpaid Class M-1 Interest Deficiency Amount                              0.00
                                                                                     -------------
     (4)   Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                                             0.00
                                                                                     -------------
     (5)   Remaining:
           a. Unpaid Class M-1 Interest Shortfall                                             0.00
                                                                                     -------------

B.   Principal
     (6)   a. Class M-1 Principal Balance                                            31,250,000.00       1000.00000000
                                                                                     -------------       -------------
           b. Class M-1 Pool Factor                                                     1.00000000
                                                                                     -------------
           c. Class M-1 Adjusted Principal Balance                                   31,250,000.00
                                                                                     -------------
           d. Class M-1 Adjusted Pool Factor                                            1.00000000
                                                                                     -------------

     (7)   Class M-1 Percentage for such Remittance Date                                     0.00%
                                                                                     -------------

     (8)   Class M-1 Principal Distribution:
           a. Class M-1 (current)                                                             0.00          0.00000000
                                                                                     -------------       -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                                        0.00
                                                                                     -------------

     (9)   Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                         0.00
                                                                                     -------------

     (10)  Class M-1 Percentage for the following Remittance Date                            0.00%
                                                                                     -------------

     (11)  Class M-1 Liquidation Loss Interest
           a. Class M-1 Liquidation Loss Amount                                               0.00
                                                                                     -------------
           b. Amount applied to Class M-1 Liquidation Loss Interest Amount                    0.00
                                                                                     -------------
           c. Remaining Class M-1 Liquidation Loss Interest Amount                            0.00
                                                                                     -------------
           d. Amount applied to Unpaid Class M-1 Loss Interest Shortfall                      0.00
                                                                                     -------------
           e. Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                  0.00
                                                                                     -------------

                                CONSECO FINANCE CORP.
                                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                MONTHLY REPORT                         August-01
                                       CUSIP NO.#20846Q-HC-5,HD-3,HE-1,HF-8,HG-6
                                                        TRUST ACCOUNT #3339220-0
                                                          REMITTANCE DATE 9/4/01
                                Page 5

                                                                                          Total $         Per $1,000
                                                                                          Amount           Original
                                                                                     --------------      -----------
CLASS M-2 CERTIFICATES
----------------------
A.   Interest
     (1)  Aggregate interest
          a.  Class M-2 Remittance Rate 8.13%, unless
              Weighted Average Contract Rate is below 8.13%)                              8.13000%
                                                                                     -------------
          b.  Class M-2 Interest                                                        174,456.25          6.77500000
                                                                                     -------------       -------------
          c.  Interest on Class M-2 Adjusted Principal Balance                          174,456.25
                                                                                     -------------

     (2)  Amount applied to Class M-2 Interest Deficiency Amount                              0.00
                                                                                     -------------

     (3)  Remaining unpaid Class M-2 Interest Deficiency Amount                               0.00
                                                                                     -------------

     (4)  Amount applied to:
          a. Unpaid Class M-2 Interest Shortfall                                              0.00
                                                                                     -------------

     (5)  Remaining:
          a. Unpaid Class M-2 Interest Shortfall                                              0.00
                                                                                     -------------
B.   Principal
     (6)  a. Class M-2 Principal Balance                                             25,750,000.00       1000.00000000
                                                                                     -------------       -------------
          b. Class M-2 Pool Factor                                                      1.00000000
                                                                                     -------------
          c. Class M-2 Adjusted Principal Balance                                    25,750,000.00
                                                                                     -------------
          d. Class M-2 Adjusted Pool Factor                                             1.00000000
                                                                                     -------------

     (7)  Class M-2 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------

     (8)  Class M-2 Principal Distribution:
          a. Class M-2 (current)                                                              0.00          0.00000000
                                                                                     -------------       -------------
          b. Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------

     (9)  Unpaid Class M-2 Principal Shortfall
          (if any) following current Remittance Date                                          0.00
                                                                                     -------------

     (10) Class M-2 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------

     (11) Class M-2 Liquidation Loss Interest
          a. Class M-2 Liquidation Loss Amount                                                0.00
                                                                                     -------------
          b. Amount applied to Class M-2 Liquidation Loss Interest Amount                     0.00
                                                                                     -------------
          c. Remaining Class M-2 Liquidation Loss Interest Amount                             0.00
                                                                                     -------------
          d. Amount applied to Unpaid Class M-2 Loss Interest Shortfall                       0.00
                                                                                     -------------
          e. Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                   0.00
                                                                                     -------------

                                CONSECO FINANCE CORP.
                                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                MONTHLY REPORT                         August-01
                                       CUSIP NO.#20846Q-HC-5,HD-3,HE-1,HF-8,HG-6
                                                        TRUST ACCOUNT #3339220-0
                                                          REMITTANCE DATE 9/4/01
                                Page 6

                                                                                          Total $         Per $1,000
                                                                                          Amount           Original
                                                                                     --------------      -----------
CLASS B-1 CERTIFICATES
----------------------
         (1) a. Class B-1 Remittance Rate (9.44% unless Weighted Average
                Contract Rate is below 9.44%)                                             9.44000%
                                                                                     -------------
             b. Aggregate Class B-1 Interest                                            200,600.00       7.86666667
                                                                                     -------------       ----------
             c. Interest on  Class B-1 Adjusted Principal Balance                       200,600.00
                                                                                     -------------

         (2) Amount applied to Unpaid Class B-1 Interest Shortfall                            0.00
                                                                                     -------------

         (3) Remaining Unpaid Class B-1 Interest Shortfall                                    0.00
                                                                                     -------------

         (4) Amount applied to Class B-1 Interest Deficiency Amount                           0.00
                                                                                     -------------

         (5) Remaining Unpaid Class B-1 Interest Deficiency Amount                            0.00
                                                                                     -------------

         (6) Unpaid Class B-1 Principal Shortfall
             (if any) following prior Remittance Date                                         0.00
                                                                                     -------------
         (7) Class B Percentage for such Remittance Date                                     0.00%
                                                                                     -------------
         (8) Current Principal (Class B Percentage of Formula Principal
             Distribution Amount)                                                             0.00       0.00000000
                                                                                     -------------       ----------
         (9) a. Class B-1 Principal Shortfall                                                 0.00
                                                                                     -------------
             b. Unpaid Class B-1 Principal Shortfall                                          0.00
                                                                                     -------------

        (10) Class B Principal Balance                                               40,500,000.00
                                                                                     -------------

        (11) a. Class B-1 Principal Balance                                          25,500,000.00
                                                                                     -------------
             b. Class B-1 Pool Factor                                                   1.00000000
                                                                                     -------------
             c. Class B-1 Adjusted Principal Balance                                 25,500,000.00
                                                                                     -------------
             d. Class B-1 Adjusted Pool Factor                                          1.00000000
                                                                                     -------------

        (12) Class B-1 Liquidation Loss Interest
             a. Class B-1 Liquidation Loss Amount                                             0.00
                                                                                     -------------
             b. Amount Applied to Class B-1 Liquidation Loss Interest Amount                  0.00
                                                                                     -------------
             c. Remaining Class B-1 Liquidation Loss Interest Amount                          0.00
                                                                                     -------------
             d. Amount applied to Unpaid Class B-1 Liquidation Loss Interest                  0.00
                                                                                     -------------
             e. Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                0.00
                                                                                     -------------

                                CONSECO FINANCE CORP.
                                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 2001-2
                                MONTHLY REPORT                         August-01
                                       CUSIP NO.#20846Q-HC-5,HD-3,HE-1,HF-8,HG-6
                                                        TRUST ACCOUNT #3339220-0
                                                          REMITTANCE DATE 9/4/01
                                Page 7

                                                                                          Total $         Per $1,000
                                                                                          Amount           Original
                                                                                     --------------      -----------
CLASS B-2 CERTIFICATES
----------------------
         (1)  a. Class B-2 Remittance Rate (10.15% unless Weighted Average
                 Contract Rate is less than 10.15%)                                       10.1500%
                                                                                     -------------
              b. Aggregate Class B-2 Interest                                           126,875.00       8.45833333
                                                                                     -------------       ----------

         (2)  Amount applied to Unpaid Class B-2 Interest Shortfall                           0.00
                                                                                     -------------

         (3)  Remaining Unpaid Class B-2 Interest Shortfall                                   0.00
                                                                                     -------------

         (4)  Unpaid Class B-2 Principal Shortfall
              (if any) following prior Remittance Date                                        0.00
                                                                                     -------------

         (5)  Class B-2 Principal Liquidation Loss Amount                                     0.00
                                                                                     -------------
         (6)  Class B-2 Principal (zero until Class B-1 paid down: thereafter,
              Class B Percentage of formula Principal Distribution Amount)                    0.00       0.00000000
                                                                                     -------------       ----------

         (7)  Guarantee Payment                                                               0.00
                                                                                     -------------

         (8)  a. Class B-2 Principal Balance                                         15,000,000.00
                                                                                     -------------
              b. Class B-2 Pool Factor                                                  1.00000000
                                                                                     -------------

CLASS B-3I CERTIFICATES
-----------------------

         (1)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
              Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
              Amount, Class M-1 Distribution Amount, Class B-1 Distribution
              Amount and Class B-2 Distribution Amount, if the Company or
              Green Tree Financial Servicing Corp. is the Servicer)                     205,618.30
                                                                                     -------------

         (2)  Class B-3I Distribution Amount                                          1,323,517.00
                                                                                     -------------

         (3)  Class B-3I Formula Distribution Amount (all Excess
              Interest plus Unpaid Class B-3I Shortfall)                              2,132,944.55
                                                                                     -------------

         (4)  Class B-3I Shortfall                                                    1,642,152.02
                                                                                     -------------

         (5)  Unpaid Class B-3I Shortfall                                               809,427.55
                                                                                     -------------

         (6)  Class M-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                     -------------

         (7)  Class B-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                     -------------

         (8)  Class C Subsidiary Residual Payment                                             0.00
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.